     Exhibit 99.1
Financial News Release

Contact Information:	Steven Moore
Pixelworks, Inc.
408-200-9221
smoore@pixelworks.com
Pixelworks Reports Fourth Quarter 2009 Financial Results
- New Products Driving Growth
- 16% Sequential Quarterly Revenue Increase
- $2.7 Million Cash Generated from Operations
Portland, Ore., January 28, 2010 — Pixelworks, Inc. (NASDAQ:PXLW), an innovative provider of powerful video and pixel processing technology, today announced financial results for the fourth quarter ended December 31, 2009.
     Fourth quarter 2009 revenue was $19.4 million, above the range of management guidance for the quarter. Revenue for the 2009 fourth quarter increased 16% sequentially from $16.7 million in the third quarter of 2009 and was up 2% from $18.9 million in the fourth quarter of 2008.
     Fourth quarter 2009 GAAP gross profit margin was 46.6%, above the range of guidance for the quarter, compared with 43.9% in the third quarter of 2009 and 45.4% in the fourth quarter of 2008. Fourth quarter 2009 non-GAAP gross profit margin was 50.0%, at the high end of guidance for the quarter, compared with 47.7% in the third quarter of 2009 and 50.4% in the fourth quarter of 2008.
     Fourth quarter 2009 GAAP operating expenses were $9.4 million, at the high end of guidance for the quarter, compared with $8.0 million in the third quarter of 2009 and $11.1 million in the fourth quarter of 2008. Non-GAAP operating expenses were $9.2 million in the fourth quarter of 2009, above guidance for the quarter, compared with $7.7 million in the third quarter of 2009 and $10.1 million in the fourth quarter of 2008. The sequential increase in operating expenses in the 2009 fourth quarter reflects higher product development activity in the period, and the reinstatement of salaries which had been temporarily reduced in the second quarter of 2009.
     On a GAAP basis, the Company recorded net loss of $(0.8) million, or $(0.06) per share in the fourth quarter of 2009, compared to net loss of $(0.9) million, or $(0.07) per share in the third quarter of 2009 and net loss of $(5.1) million, or $(0.37) per share in the fourth quarter of 2008. GAAP net loss recorded in the fourth quarter of 2008 includes a $1.4 million charge for other than temporary impairment of a marketable security. On a non-GAAP basis, net income was $0.2 million, or $0.02 per diluted share
—more—

Pixelworks Reports Fourth Quarter 2009 Financial Results
January 28, 2010

in the fourth quarter of 2009, compared to net income of $0.1 million, or $0.01 per diluted share in the third quarter of 2009 and net loss of $(1.2) million, or $(0.08) per share in the fourth quarter of 2008.
     As of December 31, 2009, the Company’s total cash and marketable securities balance was $30.9 million, up $2.1 million from $28.8 million at September 30, 2009. Pixelworks generated positive cash flow from operations of approximately $2.7 million in the fourth quarter of 2009.
     “2009 was a year of significant challenge and significant progress for Pixelworks,” said Bruce Walicek, President and CEO of Pixelworks. “Despite a difficult macro-environment, we achieved important financial and development milestones and exited the year with significant momentum. Our focus on execution and operational efficiency enable us to enter 2010 with an array of exciting new products, bolstered by a streamlined expense base and a significantly strengthened balance sheet. Most importantly, we have reached the inflection point where new products are now driving our growth and the Company is positioned to take advantage of explosive growth opportunities in the digital video market.”
Business Outlook for First Quarter 2010
     The following statements are based on the Company’s current expectations. These statements are forward-looking, subject to risks and uncertainties, and actual results may differ materially. These statements do not include the potential impact of any investments outside the ordinary course of business, mergers or acquisitions that may be completed after December 31, 2009 or other future events. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. The inclusion of any statement in this release does not constitute a suggestion by the Company or any other person that the events or circumstances described in such statements are material. The Company does not undertake to publicly update or revise these forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied in this release will not be realized.
     The Company expects to record the following in the first quarter of 2010:
•	Revenue of $17.5 million to $19.5 million;

•	Gross profit margin of approximately 44% to 49% on a GAAP basis and 48% to 52% on a non-GAAP basis;

•	Operating expenses of $9.0 million to $10.0 million on a GAAP basis and $8.5 million to $9.5 million on a non-GAAP basis; and

Pixelworks Reports Fourth Quarter 2009 Financial Results
January 28, 2010

•	A benefit for income taxes of approximately $5.0 million to $5.5 million, or $0.35 to $0.39 per share, on both a GAAP and non-GAAP basis. This tax benefit reflects the anticipated reversal of previously recorded tax contingencies due to the expiration of the statutes of limitations.
Based on the above estimates, the Company expects first quarter 2010 net income per share of $0.18 to $0.42 on a GAAP basis, and $0.27 to $0.50 on a non-GAAP basis.
Conference Call Information
     Pixelworks will host a conference call today at 2 p.m. Pacific Time, which can be accessed by calling 866-831-6272 and using passcode 49954634. A Web broadcast of the call can be accessed by visiting the Company’s investor page at www.pixelworks.com. For those unable to listen to the live Web broadcast, it will be archived for 30 days. A replay of the conference call will also be available through midnight on February 4, 2010, and can be accessed by calling 888-286-8010 and using passcode 71181018.
About Pixelworks, Inc.
     Pixelworks, headquartered in Portland, Oregon, is an innovative designer, developer and marketer of video and pixel processing technology, semiconductors and software for high-end digital video applications. At design centers in Shanghai and San Jose, Pixelworks engineers push pixel performance to new levels for leading manufacturers of consumer electronics and professional displays worldwide.
     For more information, please visit the Company’s Web site at www.pixelworks.com.
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Note: Pixelworks® and the Pixelworks logo® are trademarks of Pixelworks, Inc. All other trademarks are the property of their respective owners.
Non-GAAP Financial Measures
     This press release makes reference to non-GAAP gross profit margins, non-GAAP operating expenses and non-GAAP net income (loss), which exclude gains on the repurchase of long-term debt, other-than-temporary impairment of a marketable security, restructuring charges, acquisition-related items, stock-based compensation expense, additional amortization of a non-cancelable prepaid royalty and other income, all of which are required under GAAP. The Company believes these non-GAAP measures provide a meaningful perspective on the Company’s operating results and underlying cash flow dynamics, but cautions investors to consider these measures in addition to, not as a substitute for, its consolidated financial results as presented in accordance with GAAP. A reconciliation between GAAP and non-GAAP financial measures is included in this earnings release which is available in the investor relations section of the Company’s website.

Pixelworks Reports Fourth Quarter 2009 Financial Results
January 28, 2010

Safe Harbor Statement
     This release contains statements, including, without limitation, the statements in Bruce Walicek’s quote and the “Business Outlook for First Quarter 2010” section above, that are forward-looking statements within the meaning of the “Safe Harbor” provisions of the federal Securities Litigation Reform Act of 1995. Such statements are based on current expectations, estimates and projections about the Company’s business. These statements are not guarantees of future performance and involve numerous risks, uncertainties and assumptions that are difficult to predict. Actual results could vary materially from those contained in forward looking statements due to many factors, including, without limitation: current global economic challenges; levels of inventory at distributors and customers; timely customer transition to new product designs; product mix; failure or difficulty in achieving design wins; our ability to deliver new products in a timely fashion; changes in the digital display and projection markets; changes in customer ordering patterns or lead times; competitive factors, such as rival chip architectures, introduction or traction by competing designs, or pricing pressures; seasonality in the consumer electronics market; our new product sales and yield rates; supply of products from third-party foundries; changes in estimated product costs; the success of our products in expanded markets; our efforts to achieve profitability from operations; insufficient, excess or obsolete inventory and variations in inventory valuation; changes in the recoverability of intangible assets and long-lived assets; and our lower cash position as a result of our debt repurchases. More information regarding potential factors that could affect the Company’s financial results and could cause actual results to differ materially is included from time to time in the Company’s Securities and Exchange Commission filings, including our Annual Report on Form 10-K for the year ended December 31, 2008 and subsequent SEC filings.
     The forward-looking statements contained in this release speak as of the date of this release, and we do not undertake any obligation to update any such statements.
—Financial Tables Follow—

Pixelworks Reports Fourth Quarter 2009 Financial Results
January 28, 2010

PIXELWORKS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(Unaudited)

	Three Months Ended			Twelve Months Ended
	December 31,	September 30,	December 31,	December 31,	December 31,
	2009	2009	2008	2009	2008

Revenue, net	$19,368	$16,732	$18,916	$61,093	$85,164
Cost of revenue (1)	10,343	9,391	10,335	33,798	42,963

Gross profit	9,025	7,341	8,581	27,295	42,201

Operating expenses:
Research and development (2)	5,897	4,870	6,121	20,075	26,512
Selling, general and administrative (3)	3,521	3,011	4,355	13,745	17,945
Restructuring	30	104	618	235	1,589
Amortization of acquired intangible assets	—	—	—	—	164

Total operating expenses	9,448	7,985	11,094	34,055	46,210

Loss from operations	(423)	(644)	(2,513)	(6,760)	(4,009)

Interest expense	(120)	(124)	(360)	(640)	(1,695)
Interest income	16	53	161	242	2,102
Amortization of debt issuance costs	(18)	(19)	(72)	(124)	(426)
Gains on repurchase of long-term debt, net	—	—	—	12,860	19,670
Other-than-temporary impairment of a marketable security	—	—	(1,400)	—	(7,890)
Other income	—	—	—	—	218

Interest and other income (loss), net	(122)	(90)	(1,671)	12,338	11,979

Income (loss) before income taxes	(545)	(734)	(4,184)	5,578	7,970

Provision (benefit) for income taxes	226	156	940	(877)	(8)

Net income (loss)	$(771)	$(890)	$(5,124)	$6,455	$7,978

Net income (loss) per share:
Basic	$(0.06)	$(0.07)	$(0.37)	$0.48	$0.55

Diluted	$(0.06)	$(0.07)	$(0.37)	$0.47	$0.55

Weighted average shares outstanding:
Basic	13,321	13,307	13,716	13,318	14,399

Diluted	13,321	13,307	13,716	13,687	14,410

(1) Includes:
Amortization of acquired developed technology	$573	$573	$705	$2,336	$2,820
Additional amortization of non-cancelable prepaid royalty	71	62	144	251	144
Stock-based compensation	6	4	12	20	58
Restructuring	—	—	91	43	91
(2) Includes stock-based compensation	139	99	175	464	1,250
(3) Includes stock-based compensation	91	92	233	540	1,198

Pixelworks Reports Fourth Quarter 2009 Financial Results
January 28, 2010

PIXELWORKS, INC.
RECONCILIATION OF GAAP AND NON-GAAP FINANCIAL INFORMATION *
(In thousands, except per share data)
(Unaudited)

	Three Months Ended			Twelve Months Ended
	December 31,	September 30,	December 31,	December 31,	December 31,
	2009	2009	2008	2009	2008
Reconciliation of GAAP gross profit and non-GAAP gross profit

GAAP gross profit	$9,025	$7,341	$8,581	$27,295	$42,201

Amortization of acquired developed technology	573	573	705	2,336	2,820
Additional amortization of non-cancelable prepaid royalty	71	62	144	251	144
Stock-based compensation	6	4	12	20	58
Restructuring	—	—	91	43	91

Total reconciling items included in cost of revenue	650	639	952	2,650	3,113

Non-GAAP gross profit	$9,675	$7,980	$9,533	$29,945	$45,314

Non-GAAP gross profit margin	50.0%	47.7%	50.4%	49.0%	53.2%

Reconciliation of GAAP and non-GAAP operating expenses

GAAP operating expenses	$9,448	$7,985	$11,094	$34,055	$46,210

Reconciling item included in research and development:
Stock-based compensation	139	99	175	464	1,250
Reconciling item included in selling, general and administrative:
Stock-based compensation	91	92	233	540	1,198
Restructuring	30	104	618	235	1,589
Amortization of acquired intangible assets	—	—	—	—	164

Total reconciling items included in operating expenses	260	295	1,026	1,239	4,201

Non-GAAP operating expenses	$9,188	$7,690	$10,068	$32,816	$42,009

Reconciliation of GAAP and non-GAAP net income (loss)

GAAP net income (loss)	$(771)	$(890)	$(5,124)	$6,455	$7,978

Reconciling items included in cost of revenue	650	639	952	2,650	3,113
Reconciling items included in operating expenses	260	295	1,026	1,239	4,201
Other-than-temporary impairment of a marketable security	—	—	1,400	—	7,890
Gains on repurchase of long-term debt, net	—	—	—	(12,860)	(19,670)
Other income	—	—	—	—	(218)
Tax effect of non-GAAP adjustments	94	75	596	—	—

Non-GAAP net income (loss)	$233	$119	$(1,150)	$(2,516)	$3,294

Non-GAAP net income (loss) per share — basic and diluted	$0.02	$0.01	$(0.08)	$(0.19)	$0.23

Non-GAAP weighted average shares outstanding:
Basic	13,321	13,307	13,716	13,318	14,399

Diluted	14,010	13,916	13,716	13,318	14,410

*	Our non-GAAP gross profit, non-GAAP operating expenses, non-GAAP net income (loss) and non-GAAP net income (loss) per share differs from GAAP gross profit, GAAP operating expenses, GAAP net income (loss) and GAAP net income (loss) per share due to the exclusion of gains on the repurchase of long-term debt, other-than-temporary impairments of a marketable security, restructuring charges, acquisition-related items, stock-based compensation expense, additional amortization of a non-cancelable prepaid royalty and other income. Pixelworks’ management believes the presentation of non-GAAP gross profit, non-GAAP operating expenses, non-GAAP net income (loss) and non-GAAP net income (loss) per share provides useful information to investors regarding Pixelworks’ results of operations by allowing investors to better evaluate underlying cash flow dynamics. Pixelworks’ management also uses each of these non-GAAP measures internally to better evaluate underlying cash flow dynamics. Pixelworks, however, cautions investors to consider these non-GAAP financial measures in addition to, and not as a substitute for, our GAAP financial measures.

Pixelworks Reports Fourth Quarter 2009 Financial Results
January 28, 2010

PIXELWORKS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(Unaudited)

	December 31,	December 31,
	2009	2008

ASSETS

Current assets:
Cash and cash equivalents	$17,797	$53,149
Short-term marketable securities	9,822	8,058
Accounts receivable, net	5,619	6,149
Inventories, net	6,158	4,981
Prepaid expenses and other current assets	2,265	3,381

Total current assets	41,661	75,718

Long-term marketable securities	3,240	2,110
Property and equipment, net	5,121	5,187
Other assets, net	5,006	5,331
Acquired intangible assets, net	1,050	3,386

Total assets	$56,078	$91,732

LIABILITIES AND SHAREHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$7,680	$4,215
Accrued liabilities and current portion of long-term liabilities	8,513	9,419
Current portion of income taxes payable	109	137

Total current liabilities	16,302	13,771

Long-term liabilities, net of current portion	1,462	2,035
Income taxes payable, net of current portion	9,462	10,581
Long-term debt	15,779	60,634

Total liabilities	43,005	87,021

Shareholders’ equity	13,073	4,711

Total liabilities and shareholders’ equity	$56,078	$91,732